SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934

[X]  Filed by the Registrant

Filed by a party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


        Renaissance Capital Growth & Income Fund III, Inc.
         (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:
PAGE

          Renaissance Capital Growth & Income Fund III, Inc.
           8080 North Central Expressway, Suite 210, LB-59
                       Dallas, Texas 75206-1857

            NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held May 14, 1999

To the Shareholders of
Renaissance Capital Growth & Income Fund III, Inc.:

  NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Renaissance Capital Growth & Income Fund III, Inc.
(the "Fund"), a Texas corporation regulated as a Business Development Company under the Investment Company Act of 1940, will be held at the Renaissance Dallas Hotel, Dallas, Texas, on May 14, 1999, at 8:30 a.m., local time, for the following purposes:

      1. To elect two Directors of the Fund, to hold office for a term of three years or until their successors are elected and qualified;

      2. To ratify the appointment by the Fund's Board of Directors of KPMG Peat Marwick LLP as the auditor for the Fund for the fiscal year ending December 31, 1999; and

      3. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).


    A copy of the Fund's 1998 Annual Report to Shareholders is enclosed for your review. Shareholders will have the opportunity to meet the principal officers of selected Portfolio Companies and to hear their business reviews.

   The close of business on March 29, 1999, has been fixed as the record date for determining Shareholders entitled to notice of, and to vote at the Annual Meeting or any adjournment. The enclosed proxy card is being solicited on behalf of the Board of Directors.

  You are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting in person, please mark, sign, date and return the accompanying proxy card promptly in the enclosed, self-addressed, stamped envelope so that your shares can be voted at the Annual Meeting. Your proxy will be returned to you at the Annual Meeting if you so request or otherwise in the manner provided for revocation of proxies described on the initial pages of the enclosed proxy statement. Prompt response by our Shareholders will reduce the time and expense of solicitation.

                            By Order of the Board of Directors
                            Renaissance Capital Growth & Income Fund III, Inc.

                            /S/

                            BARBE BUTSCHEK, Secretary

Dallas, Texas
April 5, 1999PAGE

         Renaissance Capital Growth & Income Fund III, Inc.

                           PROXY STATEMENT
                                 For
               THE 1999 ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held May 14, 1999

                       SOLICITATION OF PROXIES

  This Proxy Statement is being furnished to the Shareholders of Renaissance Capital Growth & Income Fund III, Inc.(the "Fund"), a Texas corporation regulated as a Business Development Company under the Investment Company Act of 1940 (the "1940 Act"). The Fund's Board of Directors is soliciting proxies to be voted at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 14, 1999, at the time and place and for the purposes set forth in the accompanying Notice of 1999 Annual Meeting of Shareholders and at any adjournment(s). This Proxy Statement is first being sent to Shareholders on or about April 5, 1999.

  The accompanying proxy card is designed to permit each Fund Shareholder to vote for or against or to abstain from voting on the proposals described in this Proxy Statement, and to authorize the persons serving as proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting. When a Shareholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Annual Meeting FOR (i) the election of the nominee Directors, and (ii) the ratification of the appointment of KPMG Peat Marwick LLP as the auditor for the Fund for the current fiscal year.

  The Board of Directors encourages the Shareholders to attend the Annual Meeting personally. Executing and returning the accompanying proxy card will not affect a Shareholder's right to attend the Annual Meeting and to vote in person. Any Shareholder given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Growth & Income Fund III, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting in person. No revocation notice or later-dated proxy, however, will be effective until received by the Fund at or prior to the Annual Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere attendance at the Annual Meeting will not by itself revoke the proxy.

   In addition to soliciting proxies by mail, officers and directors of the Fund, and officers, directors and regular employees of Renaissance Capital Group, Inc. ("Renaissance Group"), the investment advisor to the Fund, may solicit the return of proxies by personal interview, mail, telephone and facsimile. These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of shares. The Fund will pay all costs of solicitation.

  The Fund's Annual Report to Shareholders for the year ended December 31, 1998 has been mailed to all Shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

  The Fund's principal offices are located at 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, and its telephone number is (214) 891-8294.

                       PURPOSES OF THE MEETING

  At the Annual Meeting, Fund Shareholders will have the opportunity to meet principal officers of selected Portfolio Companies and to hear their business reviews. In addition, the Shareholders will consider and vote upon the following matters:

      1. The election of two Directors of the Fund, to hold office for a term of three years or until their successors are elected and qualified;

      2. Ratification of the Board of Director's appointment of KPMG Peat Marwick LLP as the auditor for the Fund for the fiscal year ending December 31, 1999; and

      3. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s).

                   RECORD DATE AND SHARE OWNERSHIP

  The close of business on March 29, 1999, has been fixed as the record date (the "Record Date") for determining Shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment. At the close of business on the Record Date, the Fund had outstanding 4,142,942 shares of Common Stock and approximately 1,181 record holders.

                                VOTING

  Each share of Common Stock is entitled to one vote. The Common Stock is the only class of securities of the Fund entitled to vote at the Annual Meeting.
A Shareholder is entitled to vote all shares of Common Stock held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting. There are no cumulative voting rights. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

  A quorum for the Annual Meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date. Shares that are voted "FOR," "AGAINST," OR "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

  While there is no definitive statutory or case law authority in Texas as to the proper treatment of abstentions, the Fund believes that abstentions should be counted for purposes of determining both (1) the presence or absence of the quorum for the transaction of business and (2) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Fund intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

  Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

  If a quorum is not represented at the Annual Meeting or, although a quorum is represented, an insufficient number of votes in favor of any of the proposals set forth in the Notice of Meeting are not received by the date of the Annual Meeting, the persons named as proxies may prepare and vote for one or more adjournment(s) of the Annual Meeting with no other notice than announcement at the Annual Meeting. Further solicitations of proxies with respect to these proposals may be made. Shares represented by proxies indicating a vote against any such proposals will be voted against such adjournments.

                             PROPOSAL ONE
                        ELECTION OF DIRECTORS

  Edward O. Boshell, Jr. and C.A. Rundell, Jr. have been nominated as Class Two Directors to serve for terms of three years or until their respective successors are elected and qualified.

  Pursuant to the Fund's Articles of Incorporation and Bylaws, the Board of Directors consists of five directors and is divided into three classes. Each class serves for a three-year term. The term of office of the Class One Director expires at the Annual Meeting of Shareholders to be held in 2001, the term of office of the Class Two Directors expires at the Annual Meeting to be held this year, and the term of office of the Class Three Directors expires at the Annual Meeting of Shareholders to be held in 2000.

  Because the Board is divided into classes, only those Directors in a single class may be changed in any one year. Consequently, changing a majority of the Board of Directors would require two years (although under Texas law, procedures are available to remove Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate shareholder proposals in the annual proxy statement). Having a classified Board of Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for Shareholders to change the majority of Directors and thus have the effect of maintaining the continuity of management.

Class Two Director Nominees

  C.A. Rundell, Jr., age 67, is Chairman of NCI Building Systems, Inc., Director and a member of the Executive Committee of Tyler Corporation, Director of Tandy Brands Accessories, Inc., Director of Dain Rauscher Wessels, Inc. and the principal of Rundell Enterprises, a financial consultant and private investor.

  Edward O. Boshell, Jr., age 63, is the retired Chairman of the Board and CEO of Columbia General Corporation and is a private investor. He has served as a Class Two director since November, 1998.

  The nominees receiving the vote of a plurality of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected as Directors.

Continuing Directors

  Class One Director - Term Expires at 2001 Annual Meeting

  Peter Collins, age 53, has been a financial and management consultant to closely-held businesses for the last ten years in the USA, the UK, and Europe, in areas of finance, start-ups, joint ventures and mergers and acquisitions. He has advised companies in every segment of industry
(including manufacturing, distribution, service, agriculture, construction and multi-media) and in all stages of development (from start-up to bankruptcy). Mr. Collins was educated in England, where he received a B.Sc. in Civil Engineering from Liverpool University and an M.Sc. in Business Administration from The City University, London.

  Class Three  Directors - Terms Expire at 2002 Annual Meeting

  Russell Cleveland, age 60, is the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Group. He is also President, Chief Executive Officer and a Director of the Fund. He is a Chartered Financial Analyst with over 30 years experience as a specialist in investments in smaller capitalization companies. Mr. Cleveland served as a director of Greiner Engineering, Inc., a former portfolio investment of a prior Renaissance Group investment partnership. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas
Association of Investment Analysts. Mr. Cleveland also serves on the Board of Directors of Biopharmaceutics, Inc., Danzer Corporation (formerly known as Global Environmental, Inc.), and Tutogen Medical, Inc.

  Ernest C. Hill, age 59, has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. He specializes in computer-aided investment analysis and administrative procedures. Mr. Hill was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA, with honors, in Investment and Finance. Mr. Hill's prior experience includes service as Assistant Professor of Finance, Southern Methodist University and Associate Director of the Southwestern Graduate
School of Banking.

Information Concerning Officers and Directors

  Certain information concerning the Fund's Directors, nominees for Directors, and all Directors and Officers of the Fund is set forth below:

                                               Number of
                                                Shares
                                              Beneficially
                                             Owned Directly
Name and Fund                      Term as   or Indirectly as     Percent
Positions and            Director  Director        of the            of
   Offices           Age   Since    Expires     Record Date        Class
-------------        --- --------  --------  ----------------     -------
*Russell Cleveland,  60   1994       2000
President, Chief                  (Class Three)  145,724 (1)       3.51%
Executive Officer
and Director

Peter Collins,       53   1994       2001              0            -
Director                          (Class One)

Ernest C. Hill,      59   1994       2000              0            -
Director                          (Class Three)

Thomas W. Pauken,    54   1994       1999             500          0.01
Director                          (Class Two)

Edward O. Boshell,   63   1998       1999          28,553          0.68
Jr., Director                     (Class Two)

C.A. Rundell, Jr.,   67     -          -                0           -
Director Nominee                  (Class Two)

All directors and           -          -          182,412          4.40
officers of the
Fund as a group
(8 persons)
________________________

* "Interested person" as defined by 1940 Act.

(1) Includes 14,276 shares owned by the Cleveland Family Limited Partnership and 131,448 shares owned by Renaissance Investment Limited Partnership.

  Mr. Rundell and Mr. Hill serve as directors or independent general partners of one or more other investment funds sponsored by Renaissance Group. Mr. Cleveland is the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Group, which serves as the managing general partner or manager of two other publicly-traded investment funds sponsored by it. Mr. Pauken serves as liquidation trustee of an investment fund sponsored by the Renaissance Group.

Committees and Meetings

  The Fund does not have standing audit, nominating or compensation committees of the Board of Directors. The Fund held 15 Board of Directors meetings in 1998, and each Director attended at least 75% of these meetings.

Director Compensation

  Directors who are not employees of either the Fund or Renaissance Group receive a monthly fee of $1,000, plus $500 and out of pocket expenses for each meeting held. The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation for the period from January 1, 1998, to December 31, 1998 that the Fund paid each Director, and the aggregate compensation paid to each Director for the most recently completed fiscal year by other funds to which Renaissance Group provides investment advisory services (collectively, the "Renaissance Fund Complex") is set forth below:

                                Pension or                          Total
                                Retirement                       Compensation
                  Aggregate   Benefits Accrued    Estimated      from Fund and
                 Compensation  as Part of Fund  Annual Benefits   Renaissance
Name of Director  from Fund       Expenses      upon Retirement  Fund Complex
---------------- ------------ ----------------  ---------------  -------------
Russell Cleveland  $     0          $ 0              $ 0            $     0
 (1)

Peter Collins       19,500            0                0             22,500

Ernest C. Hill      19,500            0                0             76,355

Thomas W. Pauken    19,500            0                0             52,355

Richard Snyder (2)   5,500            0                0              5,500

________________________

(1) Renaissance Group earned $812,055.72 in investment advisory fees from the Fund in 1998. See "Information about the Fund's Principal Officers and Investment Advisor."

(2) Resigned May, 1998.

Executive Compensation and Options

  Officers of the Fund receive no compensation from the Fund. The Fund has never issued options or warrants to officers or directors of the Fund.

                             PROPOSAL TWO
                RATIFICATION OF APPOINTMENT OF AUDITOR

  The Board of Directors has selected KPMG Peat Marwick LLP, independent public accountants, to audit the Fund for the fiscal year ending December 31, 1999. Their selection was approved by the vote of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act. KPMG Peat Marwick LLP has performed audit services for the Fund since its inception. A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting. The KPMG
Peat Marwick LLP representative will respond to appropriate questions from the Shareholders and will be given the opportunity to make a statement, should the representative desire to do so. The Board of Directors generally meets once a year with representatives of KPMG Peat Marwick LLP to discuss the scope of their engagement and review the financial statements of the Fund and the results of their examination.

  The affirmative role of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund's independent auditors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE FUND'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

   INFORMATION ABOUT THE FUND'S OFFICERS AND THE INVESTMENT ADVISOR

  Set forth below is certain information regarding the officers of Renaissance Group, the Fund's Investment Advisor:

  Russell Cleveland, age 60, is the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Group. He is also President, Chief Executive Officer and a Director of the Fund. He is a Chartered Financial Analyst with over thirty years experience as a specialist in investments for smaller capitalization companies. Mr. Cleveland served as a director of Greiner Engineering, Inc. (NYSE), a former portfolio investment of a Renaissance Group investment partnership. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the
Board of Directors of Biopharmaceutics, Inc., Danzer Corporation (formerly known as Global Environmental, Inc.) and Tutogen Medical, Inc.

  Barbe Butschek, age 44, has been associated with Renaissance Group and its predecessor companies since 1977. As Senior Vice President and Secretary/Treasurer of Renaissance Group she has been responsible for office management, accounting management, and records management of the series of investor limited partnerships. Ms. Butschek supervises investor records and information with respect to Renaissance Group and its funds. She also prepares and maintains investor tax and information reports. Ms. Butschek serves as Secretary for Renaissance Capital Partners, Ltd. and as Secretary and Treasurer of the Fund.

  Robert C. Pearson, age 63, joined Renaissance Group in April 1997 and is Senior Vice President - Investments. He is also Vice President of the Fund. Mr. Pearson brings over thirty years of experience to Renaissance Group's corporate finance function. From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice President of Thomas Group, Inc., a management consulting firm, where he was instrumental in moving a small privately held company from a start-up to a public company with over $40 million in revenues. Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory.
In addition, from 1960 to 1985, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis, holding such positions as Vice President-Controller and Vice President-Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan.

  John A. Schmit, age 31, joined Renaissance Group in 1997. and is Vice President - Investments. Mr. Schmit is responsible for portfolio analysis and monitoring. From September 1994 to February 1996, he attended The Georgetown University Law Center and from September 1992 to September 1994, he practiced law at the law firm of Gibson, Ochsner & Adkins. He holds a BBA in Finance from Texas Christian University, a JD from the University of Oklahoma College of Law and an LLM in International and Comparative Law from The Georgetown University Law Center.

  Renaissance Group

   Renaissance Group provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement dated February 15, 1994 between the Fund and Renaissance Group (the "Agreement"). Renaissance Group additionally serves as investment adviser to Renaissance Capital Growth & Income Fund III, Inc., a closed-end business development company listed on the Nasdaq National Market. Renaissance Group is also the Investment Manager of Renaissance U.S. Growth and Income Trust, PLC, an investment trust listed on the London Stock Exchange. Renaissance Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is subject to the reporting and other requirements of that Act. Renaissance Group and its officers and employees devote such time to the Fund's business as is necessary for the conduct of its operations. Pursuant to the Agreement, Renaissance Group is entitled to receive a Management Fee of 1.75% of the Funds' assets and an Incentive Fee equal to 20% of the Fund's net realized capital gains after allowance for any unrealized capital depreciation. In 1998, the Fund paid Renaissance Group $812,055.72 for the Management Fee and $626,149.11 for the Incentive Fee. Neither Renaissance Group nor its affiliates are prohibited from engaging in activities outside the Fund's business. Officers and employees of Renaissance Group are compensated solely by Renaissance Group. Russell Cleveland and Barbe Butschek own 80% and 20%, respectively, of the Common Stock of Renaissance Group. The sole director of Renaissance Group is Russell Cleveland.


           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Pursuant to the Agreement, Renaissance Group serves as investment adviser to the Fund, subject to the supervision of the Board of Directors. Services provided to the Fund include assisting the Fund in the determination of the net assets, recommending the valuation of assets of the Fund to the Board subject to the Board of Directors set value, upon which the Management Fee and Incentive Fee paid to Renaissance Group are based in part. The valuations of portfolio securities are performed in accordance with generally accepted accounting principles and financial reporting policies of the Securities and Exchange Commission. In addition, from time to time the Board of Directors reviews the valuation policies to determine their appropriateness. The Board of Directors also establishes the appraisal procedures for determining the fair value of investments for which no readily available market exists. Appraisal valuations are, by their nature, subjective. The Board of Directors may also hire independent firms to review the Renaissance Group's valuation methods or to conduct its own valuation of certain investments, and any conclusions by such independent firm is conclusive and binding upon the Fund.

  Renaissance Group also provides services to Portfolio Companies from time to time, pursuant to the Agreement. Generally, the management fees received by Renaissance Group for services to a Portfolio Company are paid to the account of the Fund, however, occasionally Renaissance Group provides unusual services for a Portfolio Company that are unrelated to and not required under the terms of the investment by the Fund in such Portfolio Company. Fees for such services are paid directly to Renaissance Group, subject to the limitations and requirements imposed by the 1940 Act and only with the approval of the Board of Directors, which approval is based, in part, on the determination that the fees for such services are no greater than fees for comparable services charged by unaffiliated third parties.

  Renaissance Group has formed, and may form in the future, other investment funds to make investments in companies similar to those in which the Fund invests. The determination regarding the existence of a conflict of interest between these affiliated investment funds and the Fund, and the resolution of any such conflict, vests in the Board of Directors, subject to the provisions of the 1940 Act.

                        PRINCIPAL SHAREHOLDERS

  As of the record date, to the knowledge of the Fund, no person beneficially owned more than 5% of the outstanding Common Stock of the Fund.


       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Fund believes that during the fiscal year ended December 31, 1998 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were timely filed, except that Russell Cleveland and Robert C. Pearson filed Forms 4 on April 1, 1999.

                        SHAREHOLDER PROPOSALS

  Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Shareholders may present proper proposals for inclusion in the Fund's proxy statement for consideration at its 2000 Annual Meeting of Shareholders by submitting proposals to the Fund in a timely manner. To be included for the 2000 Annual Meeting of Shareholders, Shareholder proposals must be received by Renaissance Group by December 5, 1999, and must otherwise comply with the requirements of Rule 14a-8.

                            OTHER BUSINESS

  Management knows of no other business to be presented at the Annual Meeting that will be voted on by the Shareholders. If other matters properly come before the Annual Meeting or any adjournment(s), then the persons serving as proxies will vote the proxies as in their discretion they may deem appropriate.

  THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. IF YOU WOULD LIKE A COPY OF THE REPORT, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD AND ENCLOSE
THE CARD IN THE SELF-ADDRESSED, POSTAGE PAID ENVELOPE. A COPY OF THE REPORT WILL BE FORWARDED TO YOU FREE OF CHARGE BY FIRST CLASS MAIL.

                            By Order of the Board of Directors

                            /S/

                            BARBE BUTSCHEK, Secretary
Dallas, Texas
April 5, 1999



IMPORTANT: PLEASE RETURN PROXY PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR SHARES OF COMMON STOCK TO BE VOTED SHOULD DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.
PAGE

                   Please date, sign and mail your
                 proxy card back as soon as possible.

                    Annual Meeting of Shareholders
          RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                             May 14, 1999

           Please Detach and Mail in the Envelope Provided

[X] Please mark your votes as in this example.

1. Election
of Directors: Nominees: [] FOR the [] WITHHOLD vote for  [] FOR all nominees
                            Nominees    all Nominees        except vote withheld
                                                            for those named
                                                            below
     Edward O. Boshell, Jr.- Class Two
     C. C. Rundell, Jr.- Class Two

(To withhold vote for any individual nominee, write the nominee's name below.)

------------------------------------------------------------------------------

2. Ratify appointment of KPMG Peat Marwick LLP as the auditor for the Fund for the fiscal year ending December 31, 1999.

          [] For                 [] Against             [] Withheld

3. In his discretion, to vote upon such other business that may properly be presented at the Annual Meeting or any adjournment(s).

          [] For                 [] Against             [] Withheld

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If none of the choices specified in Proposals 1 and 2 shall be marked, the named proxy is authorized and directed to vote FOR the election of the nominees named above and FOR Proposal 2.

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                              ENVELOPE



(Signature)-------------------------
(Printed Name)----------------------
 Dated:-----------------------------
Note: If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer, please give your full title and full name of the corporation, or if ownership is more than one name, each additional owner should sign.

I plan to attend the 8:30 a.m. Annual Meeting on May 14, 1999.   []

I plan to attend the 12:00 p.m. luncheon.                        []

I do not plan to attend the Annual Meeting.                      []

Please send a copy of the Renaissance Capital Growth & Income Fund III, Inc. 1998 Form 10-K.
          RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
        PROXY - Annual Meeting of Shareholders - May 14, 1999

            SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Renaissance Capital Growth & Income Fund III, Inc. hereby constitutes and appoints Russell Cleveland, as proxy for the undersigned, with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of Shareholders of Renaissance Capital Growth & Income Fund III, Inc. to be held at the Renaissance Dallas Hotel, Dallas, Texas on May 14, 1999, at 8:30 a.m. and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present:

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR SHARES TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

          (Continued and to be signed on the reverse side.)